Exhibit 10.31

THIRD AMENDMENT

THIRD AMENDMENT, dated as of October 29, 2010 (this “Amendment”), to the Credit Agreement dated as of September 5, 2008 (as amended by the Amendment, dated as of November 29, 2009 and by the Second Amendment, dated as of August 6, 2010 and this Third Amendment, the “Credit Agreement”), among Henry Schein, Inc., as borrower (the “Borrower”), the several lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and HSBC Bank USA, N.A., The Bank of New York Mellon, and UniCredit Markets and Investment Banking, acting through Bayerische Hypo- und Vereinsbank AG, New York Branch, as co-syndication agents.

RECITALS

A.           WHEREAS, the Borrower is requesting that the Lenders agree to certain amendments relating to the Credit Agreement as set forth herein; and

B.            WHEREAS, the Lenders are willing to agree to such amendments subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.      Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended by this Amendment.

2.      Amendments to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by deleting in its entirety the definition of “Fed Funds Loans”;

(b) by adding the following new definitions in the appropriate alphabetical order:

“Alternative Rate Swingline Loan”:  any Swingline Loan bearing interest determined by reference to the Alternative Swingline Rate.

“Alternative Swingline Rate”:  a rate per annum (other than the ABR or the Swingline LIBO Rate) agreed by the Swingline Lender and the Borrower prior to the submission of a request for the borrowing of a Swingline Loan pursuant to Section 2.4(a) as the rate by reference to which interest on such Swingline Loan will be determined.

“Swingline LIBO Rate”: as to any day that a Swingline LIBOR Loan is outstanding, the Adjusted LIBO Rate that would be applicable to a LIBOR Loan with a one-month Interest Period if such LIBOR Loan were made two Business Days later (it being understood that the Swingline Lender shall be entitled to the same benefits of Section 3.6 as are applicable to LIBOR Loans, and have the same rights as the Administrative Agent and Majority Lenders thereunder, such that the Swingline Lender shall not be required to make Swingline LIBOR Loans if it determines that the provisions thereof have been triggered).

“Swingline LIBOR Loan”: any Swingline Loan bearing interest at a rate per annum determined by reference to the Swingline LIBO Rate.  Swingline LIBOR Loans (a) shall not be required to be made if the provisions of Section 3.8 have been triggered, and (b) shall be treated as LIBOR Loans for purposes of Section 3.9.

(c) by amending the definition of “ABR” as follows:

(1) by deleting the word “and” following the comma at the end of subsection (a) thereof;

(2) by replacing the reference to the figure “0.25%” following the words “such day plus” at the end of subsection (b) thereof with a reference to the figure “0.5%”; and

(3) by inserting the words “and (c) the Adjusted LIBO Rate for a LIBOR Loan with a one-month Interest Period commencing on such day plus 1.0%” immediately following the reference to the figure “0.5%” at the end of subsection (b) thereof (as amended by this Amendment);

(d) by amending the definition of “Applicable Margin” to insert the words “and Swingline LIBOR Loans” immediately following the words “LIBOR Loans” each time such words appear therein;

(e) by amending the definition of “Interest Payment Date” to delete the words “and as to any Fed Funds Loan” following the words “ABR Loan” in clause (a) thereof;

(f) by amending the definition of “Interest Period” as follows:

(1) by inserting the words “seven days or” followed by a comma, immediately following the words “LIBOR Loan and ending” where such words appear in clauses (i) and (ii) thereof; and

(2) by inserting the words “(or if available to all Lenders, 12 months)” in parentheses as shown, immediately following the words “six months” where such words appear in clauses (i) and (ii) thereof;

(g) by amending the definition of “LIBO Rate” by inserting a comma immediately following the words “such Interest Period” on the twenty second line thereof and, immediately following the comma, inserting the following words:

“provided further that the LIBO Rate with respect to any LIBOR Loans with an Interest Period of 7 days shall equal the greater of (a) the LIBO Rate as of the relevant date of determination thereof with a term of 7 days and (b) the LIBO Rate as of the relevant date of determination thereof with a term of one month";

(h) by amending the definition of “Swingline Commitment” to replace the reference to the amount “$15,000,000” following the words “not to exceed” with a reference to the amount “$25,000,000”; and

(i) by amending the definition of “Type” by replacing the words “or a Fed Funds Loan” with the words “, Alternative Rate Swingline Loan or Swingline LIBOR Loan”;

3.      Amendments to Section 2.4.  Section 2.4 of the Credit Agreement is hereby amended by replacing the words “Fed Funds Loans” in clause (a)(ii) thereof with the words “Swingline LIBOR Loans, Alternative Rate Swingline Loans”.

4.      Amendments to Section 3.4.  Section 3.4 of the Credit Agreement is hereby amended by adding the words “in the case of any Swingline Loan that is an ABR Loan,” at the beginning of clause (a) of subsection (d) thereof and by replacing the words “ or (b) the sum of the Federal Funds Effective Rate in effect on each applicable day plus the Applicable Margin” with the words “, (b) in the case of any Alternative Rate Swingline Loan, the sum of the Alternative Swingline Rate in effect on each applicable day plus the applicable margin or (c) in the case of any Swingline LIBOR Loan, the sum of the Swingline LIBO Rate in effect on each applicable day plus the Applicable Margin”.

5.      Amendments to Section 3.5. Section 3.5 of the Credit Agreement is hereby amended by inserting the words “with respect to a LIBOR Loan” immediately following the words “Adjusted LIBO Rate” on the sixth line of clause (a) thereof.

6.      Conditions to Effectiveness.  This Amendment shall become effective on the date on which the Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower and the Majority Lenders.

7.      Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a) The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b)      The representations and warranties of the Borrower set forth in Section 5 of the Credit Agreement as amended hereby (excluding the representations made in subsections 5.2 and 5.6 thereof) are true and correct in all material respects on and as of the date hereof as if made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

8.      Fees, Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for all reasonable, documented and invoiced fees, costs and expenses incurred by it in connection with this Amendment.

9.      Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

10.    Loan Document.  This Amendment shall be designated a Loan Document for all purposes of the Credit Agreement, as amended hereby, and the terms and conditions set forth therein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HENRY SCHEIN, INC.

By: /s/ Ferdinand Jahnel
Name: Ferdinand Jahnel
Title: VP, Treasurer

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By: /s/ Michelle Cipriani
Name: Michelle Cipriani
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By: /s/ Steven J. Melicharek
Name: Steven J. Melicharek
Title: Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Lender

By: /s/ Brian McNany
Name: Brian McNany
Title: Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as a Lender

By: /s/ Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

HSBC BANK USA, N.A., as a Lender

By: /s/ William Conlan
Name: William Conlan
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: Scott MacVicar
Name: Scott MacVicar
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ Kimberly Sousa
Name: Kimberly Sousa
Title: Director

By: /s/ Elaine Tung
Name: Elaine Tung
Title: Director

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

WELLS FARO BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Donald Schwartz
Name:Donald Schwartz
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT

WILLIAM STREET LLC, as a Lender

By: /s/ Mark Walton
Name:Mark Walton
Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO HENRY SCHEIN CREDIT AGREEMENT